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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08743

Invesco Senior Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco Senior Income Trust

Effective December 3, 2012, Invesco Van Kampen Senior Income Trust was renamed Invesco Senior Income Trust.

NYSE: VVR

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
21 Financial Statements
24 Notes to Financial Statements
34 Financial Highlights
36 Auditor's Report
37 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Senior Income Trust, at net asset value (NAV), produced positive returns that outpaced its benchmark, the CS Leveraged Loan Index.

Performance

Total returns, 2/29/12 to 2/28/13

Trust at NAV	12.93%
Trust at Market Value	26.86
CS Leveraged Loan Index‚	8.11

Market Price Premium to NAV as of 2/28/13	7.74

Source(s):‚Invesco, Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

We seek to provide a high level of current income, consistent with preservation of capital. We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

    Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■

Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality, international pressures and so forth.

■

Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans. The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Trust

For the fiscal year ended February 28, 2013, the senior secured loan market, while experiencing periods of volatility, generated strong returns. During much of the first half of the reporting period, senior loans moved in lock-step with equities and other risk assets as correlation among these asset classes increased. This phenomenon was driven by sympathy to concerns about the eurozone and associated market volatility. At other times, however, loan correlations to the broader financial markets declined when investors adopted a “risk on” appetite, as loan prices were less reactive to macro-economic headlines from abroad. As the fiscal year progressed, the trend toward higher correlations reversed, and for the first time since the summer of 2007, price volatility of senior secured loans declined as collateralized loan obligation (CLO) issuance, a factor largely missing from the loan market since 2007, created stable demand for loans.

    The US Federal Reserve’s (the Fed) assurance to keep interest rates low through 2014 (and likely beyond) generally dampened demand for senior loan funds from retail investors in the first half of the reporting period; however, increased institutional demand, in the form of CLO buying and unlevered strategic allocations, remained strong. Due to

Portfolio Composition[1]
By credit quality, based on total investments

BBB	2.2%
BB	30.5
B	53.6
CCC	5.0
D	0.5
Not Rated	7.2
Equity	1.0

Top Five Fixed Income Issuers

1. Caesars Entertainment Operating Co.	3.1%
2. Reynolds Group Holdings Inc.	2.0
3. Texas Competitive Electric Holdings Co., LLC	2.0
4. First Data Corp.	2.0
5. Clear Channel Communications, Inc.	2.0

Total Net Assets	$930.4 million

Total Number of Holdings*	486

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

*	Excluding money market fund holdings

2                Invesco Senior Income Trust

the competitive yields offered by senior secured loans and an improving economic outlook, interest from retail investors picked up as the year progressed.

    Corporate issuers in the senior secured loan market have benefited from robust capital markets in the recent past, and during the reporting period, many corporate issuers maintained generally good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. Over the reporting period, the default rate rose slightly, but at the close of the reporting period, loan defaults remained comfortably below historical averages.2

    One of the unique features of the senior secured loan asset class is that it provides investors with a positive component when interest rates are rising. The London Interbank Offered Rate (Libor) component of a senior secured loan interest payment is reset according to the loan contract – typically every 30 to 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. The historically low Libor rates we have seen of late have had a negative impact on the performance of the senior secured loan asset class. We expect these rates will likely increase at some point in the future. However, the Fed has maintained an accommodative monetary policy amid concerns of a slowing economic recovery.

    With 2012 being a year of stability and “risk on” throughout the capital markets, we sought to be prudent in positioning the Trust with respect to credit quality and leverage. During the year, we continued to favor B-rated1 credits given our view that the economic recovery was likely to hold but not be robust. At the same time, we held our leverage targets relatively constant throughout the year. In terms of specific credit holdings, our decision to exit many of the print media names hurt Trust performance relative to the CS Leveraged Loan Index. In comparison, most of our competitors had largely exited from these distressed holdings, and thus we do not believe our decision was harmful to shareholders. At the same time, our decision to hold onto, and at times add to Tribune (also in the media industry) was, we believed, the correct decision for the Trust’s investors. With respect to individual sectors, we ended the reporting period underweight the benchmark in health care, given our view that this sector is “priced for perfection” and yet is facing the possibility of systemic structural changes associated with changes in reimbursement.

    One important factor affecting the return of the Trust relative to its comparative index was the Trust’s use of financial leverage through the use of bank borrowings and Variable Rate Term Preferred (VRTP) shares. As of the close of the reporting period, leverage accounted for 26% of the Trust’s net asset value plus borrowings and VRTP shares.

    The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a trust generally are rising.

    During the reporting period, the Trust used leverage, which enhanced returns as loan prices increased during the reporting period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Trust’s volatility. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    The Trust uses derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Trust uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the period reported, the Trust had exposure to credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. While total exposure to credit default swaps was small relative to the Trust’s total assets, the impact of these transactions was favorable to overall results.

    As always, we appreciate your continued participation in Invesco Senior Income Trust.

1	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
2	Source: Standard & Poor’s LCD

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Thomas Ewald Portfolio manager, is manager of Invesco Senior Income Trust. He has been associated with Invesco or its investment advisory affiliates since 2000 and began managing the Trust in 2010. He earned a BA from Harvard College and an MBA from University of Virginia Darden School of Business.

Philip Yarrow Chartered Financial Analyst, portfolio manager, is manager of Invesco Senior Income Trust. He joined Invesco in 2010. Mr.
Yarrow was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Trust in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

Effective April 29, 2013, Scott Baskind joined the portfolio management team.

3                 Invesco Senior Income Trust

Supplemental Information

Invesco Senior Income Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment-grade loans.
■

The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VVR

4                Invesco Senior Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits

■	Add to your account:

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Transaction costs are low because the new shares are generally bought in blocks and the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works

If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

Note that the Plan may be amended or supplemented by the Trust at any time upon 30 days’ written notice to Plan participants.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco Senior Income Trust

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–118.76%(a)(b)
Aerospace & Defense–3.08%
ARINC Inc., Second Lien Term Loan	6.21%	10/25/15	$597	$589,916
Aveos Fleet Performance Inc. (Canada),
Revolver Loan (Acquired 02/22/13; Cost $69,324)(c)(d)	0.00%	03/12/13	69	65,338
Revolver Loan (Acquired 01/08/13; Cost $429,650)(d)	0.00%	03/12/13	434	409,398
Term Loan (Acquired 01/08/13; Cost $111,578)(d)	0.00%	03/12/13	112	107,242
Booz Allen Hamilton Inc., Term Loan B	4.50%	07/31/19	889	899,745
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19	2,051	2,074,405
DAE Aviation Holdings, Inc.,
Term Loan B	6.25%	11/02/18	2,400	2,441,885
Term Loan B2	6.25%	11/02/18	1,088	1,106,988
DynCorp International LLC, Term Loan B	6.25%	07/07/16	448	451,471
IAP Worldwide Services, Inc., Term Loan	10.00%	12/31/15	5,895	4,381,962
Landmark U.S. Holdings LLC,
Canadian Term Loan	5.75%	10/25/19	313	313,263
First Lien Term Loan	5.75%	10/25/19	3,100	3,099,730
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	601	607,676
PRV Aerospace LLC, Term Loan B	6.50%	05/09/18	2,915	2,936,844
Sequa Corp., Term Loan B	5.25%	06/19/17	4,635	4,698,432
TASC, Inc., Term Loan B	4.50%	12/18/15	4,525	4,523,382
				28,707,677

Air Transport–1.24%
Delta Air Lines, Inc.,
Revolver Loan(c)	0.00%	04/20/16	5,652	5,223,370
Term Loan B1	5.25%	10/18/18	6,189	6,274,330
				11,497,700

Automotive–5.28%
August U.S. Holding Co., Inc.,
Lux Second Lien Term Loan (Acquired 05/04/12; Cost $746,130)	10.50%	04/26/19	763	774,485
Lux Term Loan	6.25%	04/27/18	822	831,926
Second Lien Term Loan (Acquired 05/04/12; Cost $574,471)	10.50%	04/26/19	587	596,285
Term Loan B	6.25%	04/27/18	632	639,955
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17	303	305,848
Federal-Mogul Corp.,
Term Loan B	2.14%	12/29/14	5,937	5,555,079
Term Loan C	2.14%	12/28/15	3,665	3,429,396
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	4.75%	04/30/19	3,088	3,110,515
Hertz Corp.,
LOC	3.75%	03/09/18	1,497	1,476,891
Term Loan B	3.75%	03/11/18	1,530	1,541,841
KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	6,381	6,465,588
Key Safety Systems, Inc., First Lien Term Loan	2.45%	03/08/14	5,074	5,057,000
Metaldyne Co., LLC, Term Loan B	5.00%	12/18/18	3,226	3,210,492
Schaeffler AG, (Germany) Term Loan B2	6.00%	01/27/17	5,575	5,599,784
TI Group Automotive Systems, LLC, Term Loan (Acquired 05/12/12-05/23/12; Cost $6,006,723)	6.75%	03/14/18	6,115	6,176,333
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18	3,279	3,319,912
Second Lien Term Loan	9.75%	10/09/19	728	749,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–(continued)
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.46%	07/31/14	$33	$32,591
Term Loan	2.46%	07/31/14	228	227,541
				49,101,204

Beverage and Tobacco–0.79%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17	2,453	2,513,987
North American Breweries, Inc., Term Loan B	7.50%	12/11/18	1,807	1,847,378
Smart Balance, Inc., Term Loan	7.00%	07/02/18	2,922	2,958,238
				7,319,603

Building & Development–5.32%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-12/31/12; Cost $3,106,743)(e)(f)	11.00%	03/11/16	1,156	988,516
Revolver Loan(c)(e)	0.00%	03/11/16	2,062	1,824,876
Second Lien Term Loan B (Acquired 05/30/08; Cost $5,515,342)(e)	5.00%	03/12/16	1,918	1,639,729
Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 12/31/07-12/30/11; Cost $2,466,319)(f)(g)	8.00%	01/05/15	1,630	1,540,802
Capital Automotive L.P., Term Loan B	5.25%	03/11/17	10,546	10,625,440
CB Richard Ellis Services, Inc.,
Term Loan C	3.45%	03/05/18	540	542,566
Term Loan D	3.70%	09/04/19	5,720	5,743,808
CPG International Inc., Term Loan	5.75%	09/21/19	608	614,337
Custom Building Products, Inc., Term Loan B	6.00%	12/14/19	3,011	3,041,324
HD Supply, Inc., Senior Debt B	4.50%	10/12/17	6,280	6,313,950
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/17/12; Cost $16,242)(c)(f)	0.00%	02/28/17	16	8,933
PIK Exit Revolver Loan (Acquired 07/19/10-01/29/13; Cost $200,464)(f)	4.68%	02/28/17	184	110,256
Nortek, Inc., Term Loan	5.25%	04/26/17	787	796,269
QS0001 Corp., First Lien Term Loan	5.00%	11/09/18	1,810	1,836,616
Re/Max International, Inc., Term Loan	5.50%	04/16/16	835	842,479
Realogy Corp.,
Extended LOC	4.45%	10/10/16	30	29,686
Extended Term Loan	4.42%	10/10/16	4,587	4,596,807
LOC	3.20%	10/10/13	573	571,957
Revolver Loan(c)	0.00%	04/10/16	1,989	1,978,707
Revolver Loan	2.48%	04/10/16	4,149	4,128,105
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	1,743	1,769,502
				49,544,665

Business Equipment & Services–8.80%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	8.25%	06/17/18	573	579,308
Asurion LLC, Term Loan B1	4.50%	05/24/19	11,826	11,885,361
Audio Visual Services Group, Inc., Term Loan	6.75%	11/09/18	3,057	3,046,421
Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17	285	287,790
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	3,110	3,140,852
Education Management LLC, Extended Revolver Loan(c)	0.00%	06/01/15	3,000	2,397,390
Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	5,073	5,122,247
First Data Corp.,
Extended Term Loan B	5.20%	03/24/17	2,560	2,569,756
Extended Term Loan B	4.20%	03/23/18	8,569	8,484,591
Term Loan	5.20%	09/24/18	764	765,282
Term Loan B	5.20%	03/24/17	3,373	3,385,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
Garda World Security Corp., Term Loan B	4.50%	11/13/19	$648	$655,584
iPayment, Inc., Term Loan B	5.75%	05/08/17	4,992	5,037,580
Kronos Inc.,
First Lien Term Loan	4.50%	10/30/19	5,731	5,807,965
Second Lien Term Loan	9.75%	04/30/20	1,121	1,177,175
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	4,295	4,623,995
Mitchell International, Inc., Second Lien Term Loan	5.56%	03/28/15	3,897	3,882,071
Sabre, Inc.,
Term Loan B	5.25%	02/19/19	3,540	3,546,309
Term Loan C	4.00%	02/19/18	3,661	3,668,779
SkillSoft Corp., Term Loan B	5.00%	05/26/17	2,898	2,928,531
Sungard Data Systems, Inc.,
Term Loan B	3.85%	02/28/16	5,904	5,930,233
Term Loan C	3.95%	02/28/17	349	351,816
Term Loan D	4.50%	01/31/20	1,409	1,424,042
Wash Multifamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19	1,188	1,184,970
				81,883,568

Cable & Satellite Television–3.95%
Atlantic Broadband Finance, LLC, Term Loan B	4.50%	11/30/19	1,165	1,180,602
Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	1,597	1,608,940
Charter Communications Operating, LLC, Extended Term Loan	3.46%	09/06/16	1,169	1,175,657
CSC Holdings, Inc., Incremental B-2 Term Loan	3.45%	03/29/16	992	997,682
Harron Communications Corp., Term Loan B	5.00%	10/06/17	3,505	3,540,215
Kabel Deutschland GmbH (Germany), Term Loan F1	3.50%	02/01/19	2,868	2,882,606
MCC Illinois, LLC,
Term Loan C	1.68%	01/30/15	2,256	2,256,000
Term Loan E	4.50%	10/23/17	1,544	1,549,829
MCC Iowa LLC,
Term Loan D-2	1.93%	01/30/15	3,750	3,747,349
Term Loan F	4.50%	10/23/17	1,459	1,462,657
WaveDivision Holdings, LLC, Term Loan B	4.00%	08/09/19	2,153	2,168,509
WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18	5,994	6,081,701
Yankee Cable Acquisition, LLC, Term Loan B	6.25%	08/26/16	8,052	8,106,187
				36,757,934

Chemicals & Plastics–5.60%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	5,211	5,289,626
DuPont Performance Coatings, Inc., Term Loan B	4.75%	02/01/20	12,247	12,419,987
Emerald Performance Materials, LLC, Term Loan B	6.75%	05/18/18	1,768	1,777,252
HII Holding Corp., Term Loan B	5.25%	12/20/19	1,686	1,707,357
Ineos Holdings Ltd., Term Loan	6.50%	05/04/18	8,616	8,816,366
Nusil Technology, LLC, Term Loan	5.00%	04/07/17	409	412,665
OM Group, Inc., Term Loan B	5.75%	08/02/17	828	834,628
OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	2,871	2,912,777
PQ Corp., Term Loan	4.50%	02/15/18	8,635	8,656,803
Taminco N.V., Term Loan B2	4.25%	02/15/19	680	686,259
TricorBraun, Inc., Term Loan B	5.50%	05/03/18	2,996	3,031,401
Univar Inc., Term Loan B	5.00%	06/30/17	5,607	5,592,943
				52,138,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Clothing & Textiles–0.84%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	$1,075	$1,086,588
Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20	1,225	1,237,351
PVH Corp., Term Loan B	3.25%	02/13/20	4,375	4,418,956
Wolverine World Wide, Inc., Term Loan B	4.00%	10/09/19	1,030	1,040,730
				7,783,625

Conglomerates–0.23%
RGIS Services, LLC,
Non Extended Initial Term Loan	2.81%	04/30/14	911	913,372
Term Loan C	5.50%	10/18/17	1,214	1,224,945
				2,138,317

Containers & Glass Products–3.05%
Berlin Packaging, LLC, Term Loan	3.20%	08/15/14	4,240	4,181,393
Berry Plastics Group, Inc., Term Loan C	2.20%	04/03/15	460	460,708
BWAY Corp., Term Loan B	4.50%	08/06/17	4,756	4,817,535
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,328	1,345,500
Exopack, LLC, Term Loan	6.50%	05/31/17	4,473	4,525,626
Hoffmaster Group, Inc.,
First Lien Term Loan	6.50%	01/03/18	1,946	1,947,889
Second Lien Term Loan	11.00%	01/03/19	1,000	1,010,000
Pertus Sechszehnte GmbH (Germany),
Term Loan B2	2.58%	06/12/15	2,022	1,958,526
Term Loan C2	2.83%	06/13/16	2,022	1,968,640
Ranpak Corp., Term Loan	4.75%	04/20/17	615	615,862
Reynolds Group Holdings Inc., Revolver Loan(c)	0.00%	11/05/14	5,534	5,530,903
				28,362,582

Cosmetics & Toiletries–2.29%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	7,694	7,772,400
Huish Detergents, Inc.,
Incremental Term Loan B	2.21%	04/25/14	5,364	5,364,209
Second Lien Term Loan	4.46%	10/26/14	750	740,625
KIK Custom Products, Inc.,
Canadian Term Loan	2.45%	06/02/14	385	371,127
First Lien Term Loan	2.45%	06/02/14	2,248	2,164,910
Second Lien Term Loan	5.20%	11/28/14	4,000	3,346,680
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 09/25/06-02/06/13; Cost $5,267,974)(f)	7.00%	02/19/15	1,691	1,539,166
				21,299,117

Drugs–3.34%
Grifols Inc., Term Loan B	4.25%	06/01/17	6,024	6,070,784
Harlan Laboratories, Inc., Term Loan B	3.71%	07/11/14	3,635	3,607,566
IMS Health Inc., Term Loan B1	3.75%	09/01/17	6,353	6,384,696
Medpace, Inc., Term Loan (Acquired 06/21/11; Cost $2,825,249)	6.50%	06/16/17	2,856	2,856,223
Valeant Pharmaceuticals International, Inc., Term Loan C1	3.50%	12/11/19	8,231	8,279,011
Warner Chilcott PLC,
Term Loan B1	4.25%	03/15/18	1,609	1,627,148
Term Loan B1	4.25%	03/15/18	611	617,943
Term Loan B2	4.25%	03/15/18	497	503,050
Term Loan B3	4.25%	03/15/18	1,106	1,118,664
				31,065,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ecological Services & Equipment–2.47%
ADS Waste Holdings, Inc., Term Loan B	4.25%	10/09/19	$6,538	$6,561,242
Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $373,103)	15.50%	03/31/17	373	373,103
ServiceMaster Co. (The),
Extended Synthetic LOC (Acquired 08/22/12; Cost $1,987,187)	4.56%	01/31/17	2,024	2,023,545
Extended Term Loan	4.45%	01/31/17	1,879	1,890,885
Term Loan	4.25%	01/31/17	10,517	10,411,418
Synagro Technologies, Inc., Term Loan B	2.31%	04/02/14	894	853,693
WCA Waste Systems, Inc., Term Loan B (Acquired 03/22/12; Cost $851,107)	5.50%	03/23/18	858	866,989
				22,980,875

Electronics & Electrical–6.19%
Blackboard, Inc.,
Second Lien Term Loan	11.50%	04/04/19	2,351	2,320,729
Term Loan B2	6.25%	10/04/18	8,279	8,368,213
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,671	2,676,473
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18	2,651	2,678,965
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,934	3,779,825
Freescale Semiconductor, Inc.,
Extended Term Loan B	4.45%	12/01/16	1,409	1,412,685
Incremental Term Loan	6.00%	02/28/19	6,797	6,822,954
Infor (US), Inc., Term Loan B2	5.25%	04/05/18	3,960	4,016,222
Mirion Technologies, Inc., First Lien Term Loan	6.25%	03/30/18	3,436	3,464,392
Riverbed Technology, Inc., Term Loan	4.00%	12/18/19	1,729	1,755,233
RP Crown Parent, LLC,
First Lien Term Loan	6.75%	12/21/18	6,321	6,432,147
Second Lien Term Loan	11.25%	12/20/19	763	795,381
Sophia, L.P., Term Loan B	4.50%	07/19/18	8,779	8,869,302
SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19	3,724	3,768,465
Term Loan B-2	5.00%	06/07/19	385	389,841
				57,550,827

Equipment Leasing–0.34%
Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,148	3,183,613

Financial Intermediaries–2.06%
Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	758	762,431
Nuveen Investments, Inc., First Lien Term Loan	5.20%	05/13/17	13,588	13,451,738
RJO Holdings Corp.,
FCM Term Loan	6.21%	12/10/15	74	55,664
Term Loan B	6.96%	12/10/15	3,437	2,483,341
Transfirst Holdings, Inc.,
First Lien Term Loan	6.25%	12/27/17	1,981	2,011,708
Second Lien Term Loan	11.00%	06/27/18	371	377,667
				19,142,549

Food & Drug Retailers–0.40%
Rite Aid Corp.,
Second Lien Term Loan	5.75%	08/21/20	1,716	1,761,821
Term Loan 6	4.00%	02/21/20	1,950	1,959,547
				3,721,368

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–2.69%
AdvancePierre Foods, Inc.,
Second Lien Term Loan	9.50%	10/10/17	$728	$748,224
Term Loan	5.75%	07/10/17	6,877	6,985,662
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18	3,046	3,100,516
Del Monte Corp., Term Loan	4.00%	03/08/18	3,968	3,990,079
Dole Food Co., Inc.,
Term Loan B2	5.03%	07/06/18	2,462	2,470,017
Term Loan C2	5.02%	07/06/18	4,406	4,420,038
JBS USA Holdings, Inc., Term Loan	3.75%	05/25/18	3,322	3,330,350
				25,044,886

Food Service–1.77%
Crossmark Holdings, Inc.,
Second Lien Term Loan	8.75%	12/21/20	731	734,825
Term Loan	4.50%	12/20/19	1,580	1,585,216
Focus Brands, Inc., Term Loan B	6.26%	02/21/18	2,249	2,279,103
Landry’s, Inc., Term Loan B	4.75%	04/24/18	4,880	4,912,702
OSI Restaurant Partners, LLC, Term Loan B	4.75%	10/28/19	2,960	3,004,690
Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-01/15/13; Cost $1,531,522)	9.00%	02/17/17	1,525	1,547,502
Wendy’s International, Inc., Term Loan B	4.75%	05/15/19	2,419	2,446,386
				16,510,424

Forest Products–0.35%
John Henry Holdings, Inc., Term Loan B	6.00%	12/06/18	2,491	2,534,504
Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17	753	758,521
				3,293,025

Healthcare–9.95%
Alere, Inc.,
Incremental Term Loan	4.75%	06/30/17	451	456,475
Incremental Term Loan B2	4.75%	06/30/17	2,767	2,803,087
Term Loan B	4.75%	06/30/17	3,319	3,362,418
AMN Healthcare, Inc., Term Loan B	5.75%	04/05/18	1,367	1,379,615
ATI Holdings, Inc., Term Loan	5.75%	12/20/19	1,214	1,227,264
Biomet Inc., Extended Term Loan B	4.00%	07/25/17	4,530	4,572,540
CareStream Health, Inc., Term Loan B	5.00%	02/25/17	6,741	6,774,978
Community Health Systems, Inc., Extended Term Loan B	3.79%	01/25/17	359	362,095
DaVita, Inc., Term Loan B	4.50%	10/20/16	751	759,199
DJO Finance LLC,
Extended Term Loan B2	5.20%	11/01/16	1,877	1,895,552
Term Loan B3	6.25%	09/15/17	5,578	5,640,484
Drumm Investors, LLC, Term Loan	5.00%	05/04/18	4,425	4,260,746
Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan(f)	14.00%	02/10/15	1,616	1,131,462
Term Loan B	7.25%	08/08/14	234	195,953
HCA, Inc.,
Extended Term Loan B2	3.56%	03/31/17	265	267,024
Extended Term Loan B3	3.45%	05/01/18	10,970	11,040,415
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	707	683,401
Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	2,331	2,359,835
Intertrust Group Holding S.A., (Netherlands) Term Loan B	4.50%	02/15/20	1,156	1,158,531
Kindred Healthcare, Inc.,
Term Loan	5.25%	06/01/18	1,187	1,189,822
Term Loan	5.25%	06/01/18	4,725	4,735,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare–(continued)
Kinetic Concepts, Inc., Term Loan C1	5.50%	05/04/18	$16,327	$16,578,092
Sage Products Holdings, LLC, Term Loan B	4.25%	12/13/19	1,405	1,410,043
Surgery Center Holdings, Inc., Term Loan B (Acquired 05/09/11; Cost $1,873,967)	6.50%	02/06/17	1,880	1,885,129
Surgical Care Affiliates, Inc.,
Extended Revolver Loan(c)	0.00%	06/30/16	3,000	2,820,000
Extended Term Loan	4.31%	12/29/17	6,063	6,088,324
TriZetto Group, Inc.,
Second Lien Term Loan D	8.50%	03/27/19	2,732	2,747,735
Term Loan B	4.75%	05/02/18	2,819	2,823,198
Western Dental Services, Inc., Term Loan B	8.25%	11/01/18	1,937	1,938,529
				92,547,333

Home Furnishings–1.42%
Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19	6,450	6,535,893
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,048	2,056,581
Tempur-Pedic International Inc., Term Loan B	5.00%	12/12/19	3,871	3,931,011
Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	684	690,194
				13,213,679

Industrial Equipment–2.25%
Alliance Laundry Systems LLC, Second Lien Term Loan (Acquired 12/07/12; Cost $672,495)	9.50%	12/10/19	679	693,512
Ameriforge Group, Inc.,
First Lien Term Loan	5.00%	12/19/19	1,837	1,860,059
Second Lien Term Loan	8.75%	12/21/20	544	555,152
Apex Tool Group, LLC, Term Loan B	4.50%	01/31/20	3,368	3,408,592
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	1,771	1,813,862
Grede LLC, Term Loan B (Acquired 04/05/12-12/19/12; Cost $4,079,591)	7.00%	04/03/17	4,134	4,175,477
Tank Holding Corp., Term Loan	4.25%	07/09/19	4,394	4,418,270
Unifrax Corp., Term Loan	4.25%	11/28/18	573	578,365
WESCO Distribution, Inc., Term Loan B	4.50%	12/12/19	3,398	3,440,196
				20,943,485

Insurance–0.59%
AmWINS Group, Inc., First Lien Term Loan	5.00%	09/06/19	732	730,435
Compass Investors Inc., Term Loan	5.25%	12/27/19	1,197	1,207,497
HMSC Holdings Corp., Second Lien Term Loan	5.70%	10/03/14	825	760,031
Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17	2,800	2,842,000
				5,539,963

Leisure Goods, Activities & Movies–3.81%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,353	6,421,624
Alpha Topco Ltd. (United Kingdom), Extended Term Loan B2	6.00%	04/30/19	10,874	11,043,713
AMC Entertainment, Inc., Term Loan B3	4.75%	02/22/18	613	619,043
AMF Bowling Worldwide, Inc.,
DIP Delayed Draw Term Loan (Acquired 12/17/12; Cost $64,780)(c)	0.00%	06/30/13	65	64,780
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $151,153)	7.58%	06/30/13	151	151,153
Bright Horizons Family Solutions, Inc., Term Loan B	4.00%	01/30/20	4,550	4,587,942
Equinox Holdings, Inc., First Lien Term Loan	5.50%	01/31/20	2,906	2,940,303
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,132	1,140,868
Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	3,386	3,416,955
Six Flags Theme Parks, Inc., Term Loan B	4.00%	12/20/18	364	369,172
Zuffa LLC, Term Loan B	4.50%	02/25/20	4,767	4,742,869
				35,498,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Lodging & Casinos–6.10%
Boyd Gaming Corp.,
Class A Revolver Loan(c)	0.00%	12/17/15	$1,109	$1,077,389
Class A Revolver Loan	2.71%	12/17/15	2,562	2,489,139
Term Loan	5.75%	11/20/17	235	238,543
Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.45%	01/28/18	564	514,883
Extended Term Loan B6	5.45%	01/28/18	29,719	27,378,705
Incremental Term Loan B4	9.50%	10/31/16	485	495,631
Cannery Casino Resorts, LLC,
Second Lien Term Loan	10.00%	10/02/19	715	686,568
Term Loan B	6.00%	10/02/18	3,850	3,906,725
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,415	2,428,601
Golden Nugget, Inc.,
PIK Delayed Draw Term Loan(f)	3.21%	06/30/14	1,267	1,223,920
PIK Term Loan B(f)	3.21%	06/30/14	2,200	2,125,152
MGM Resorts International, Term Loan B	4.25%	12/20/19	4,818	4,885,968
Station Casinos, Inc., Term Loan B	5.50%	09/28/19	1,725	1,739,200
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	2,453	2,477,197
Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	5,039	5,090,979
				56,758,600

Nonferrous Metals & Minerals–0.99%
Arch Coal, Inc., Term Loan B	5.75%	05/16/18	5,847	5,964,651
Noranda Aluminum Acquisition Corp., Term Loan B	6.75%	02/28/19	3,239	3,260,939
				9,225,590

Oil & Gas–4.96%
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	6,960	7,072,891
Chesapeake Energy Corp., Term Loan	5.75%	12/02/17	6,565	6,717,731
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	1,174	1,187,228
Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,177,276)	4.50%	05/02/16	1,177	1,183,162
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	5,141	5,251,182
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	2,014	2,052,170
Plains Exploration & Production Co., Term Loan	4.00%	11/30/19	3,795	3,815,421
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	4,181	4,230,677
Saxon Enterprises, LLC, Term Loan B	6.75%	02/15/19	3,097	3,130,705
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	4,411	4,480,558
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,283	3,309,657
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	3,732	3,704,010
				46,135,392

Publishing–5.45%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	907	903,109
Cenveo Corp., Term Loan B	7.00%	12/21/16	5,768	5,809,234
Cygnus Business Media, Inc., PIK Term Loan(e)(f)	9.75%	06/30/13	3,893	1,914,276
EMI Music Publishing Ltd., Term Loan B	5.50%	06/29/18	3,902	3,956,826
Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $4,492,345)(e)	6.50%	12/15/14	3,420	683,995
F&W Media, Inc., Term Loan	7.75%	06/09/14	4,105	3,807,688
GateHouse Media, Inc., Revolver Loan(c)	0.00%	02/28/14	1,000	850,000
Getty Images, Inc., Term Loan B	4.75%	10/18/19	9,991	10,089,405
Harland Clarke Holdings Corp., Term Loan B2	5.45%	06/30/17	1,881	1,845,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Publishing–(continued)
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/18/07; Cost $453,021)	3.55%	04/14/14	$453	$396,393
Second Lien Term Loan (Acquired 05/21/07; Cost $1,000,000)	7.29%	04/13/15	1,000	725,000
MC Communications, LLC, PIK Term Loan (Acquired 08/16/04-09/28/12; Cost $3,478,708)(d)(f)	0.00%	06/30/13	1,766	264,924
MediMedia USA, Inc.,
Extended Revolver(c)	0.00%	08/15/14	367	331,661
Extended Revolver	3.11%	08/15/14	277	250,538
Extended Term Loan B (Acquired 01/03/13; Cost $314,044)	6.25%	08/15/14	331	309,579
Merrill Communications, LLC, PIK Second Lien Term Loan(d)(f)	0.00%	11/15/13	2,458	1,946,388
Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $3,707,557)	5.52%	11/30/13	3,709	2,911,227
Newsday LLC, Term Loan	3.70%	10/12/16	2,470	2,470,099
ProQuest LLC, Term Loan B	6.00%	04/13/18	2,690	2,713,223
Southern Graphics, Inc., Term Loan	5.00%	10/17/19	3,385	3,435,352
Tribune Co., Exit Term Loan	4.00%	12/31/19	4,818	4,849,038
Yb (USA) LLC, Term Loan A3(d)	0.00%	04/30/14	1,403	253,506
				50,716,496

Radio & Television–4.61%
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,054	1,065,652
Clear Channel Communications, Inc., Term Loan B	3.85%	01/29/16	15,923	13,673,885
FoxCo Acquisition Sub, LLC, Term Loan B	5.50%	07/14/17	2,776	2,817,784
Granite Broadcasting Corp., Term Loan B (Acquired 05/24/12; Cost $2,725,214)	8.50%	05/23/18	2,786	2,807,040
Gray Television, Inc., Term Loan B	4.75%	10/12/19	2,393	2,423,496
Intelsat Jackson Holdings S.A., Term Loan B1	4.50%	04/02/18	2,170	2,198,221
Media Holdco, L.P., Term Loan B	7.25%	06/25/18	1,733	1,750,558
Mission Broadcasting, Inc., Term Loan B	4.50%	12/03/19	192	194,844
Multicultural Radio Broadcasting, Inc., Term Loan	7.00%	06/04/17	829	821,264
NEP/NCP Holdco, Inc., Second Lien Term Loan	9.50%	07/22/20	168	172,914
Nexstar Broadcasting, Inc., Term Loan	4.50%	12/03/19	454	460,880
Nine Entertainment Co., Term Loan B	3.50%	02/05/20	3,616	3,623,063
Raycom TV Broadcasting, Inc., Term Loan B	4.25%	05/31/17	2,621	2,624,634
Univision Communications Inc., Extended Term Loan	4.45%	03/31/17	8,208	8,236,093
				42,870,328

Retailers (except Food & Drug)–3.77%
Academy, Ltd., Term Loan	4.75%	08/03/18	702	711,781
Collective Brands, Inc., Term Loan	7.25%	10/09/19	1,603	1,621,168
David’s Bridal, Inc.,
Revolver Loan	3.75%	10/05/17	1,995	1,818,908
Term Loan B	5.00%	10/11/19	1,707	1,728,543
Educate, Inc., Term Loan (Acquired 06/27/07; Cost $238,315)	8.51%	06/16/14	238	228,783
FTD, Inc., Term Loan	4.75%	06/11/18	2,801	2,815,445
Guitar Center Inc., Extended Term Loan	5.56%	04/10/17	5,252	5,199,788
Gymboree Corp., Term Loan	5.00%	02/23/18	1,079	1,041,063
J. Crew Group, Inc., Term Loan B1	4.00%	03/07/18	894	896,512
National Vision, Inc., Term Loan B	7.00%	08/02/18	2,404	2,433,912
Neiman Marcus Group, Inc. (The), Term Loan B	4.00%	05/16/18	2,497	2,502,142
OSP Group, Inc., Term Loan	5.50%	02/05/20	2,275	2,297,875
Pep Boys–Manny, Moe & Jack (The), Term Loan B	5.00%	10/11/18	2,061	2,087,256
Savers Inc., Term Loan	5.00%	07/09/19	5,421	5,482,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Retailers (except Food & Drug)–(continued)
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16	$1,243	$1,216,785
Term Loan B2	5.25%	05/25/18	427	407,225
Term Loan B3	5.25%	05/25/18	282	268,010
Wilton Brands LLC, Term Loan	7.50%	08/30/18	2,289	2,319,176
				35,076,451

Steel–0.49%
JMC Steel Group, Inc., Term Loan	4.75%	04/01/17	1,517	1,528,720
Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,487	1,504,066
Waupaca Foundry, Inc., Term Loan	5.75%	06/29/17	1,501	1,523,598
				4,556,384

Surface Transport–0.69%
Avis Budget Car Rental, LLC, Term Loan C	4.25%	03/15/19	1,896	1,906,985
JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14	2,377	2,203,080
Kenan Advantage Group, Inc., Term Loan (Acquired 12/20/10; Cost $1,837,683)	4.50%	06/11/16	1,849	1,867,294
Swift Transportation Co. Inc., Term Loan B2	5.00%	12/21/17	420	423,601
				6,400,960

Telecommunications–9.55%
Avaya, Inc.,
Extended Term Loan B3	3.04%	10/24/14	1,037	1,033,675
Extended Term Loan B3	4.79%	10/26/17	12,966	12,105,934
Term Loan B5	8.00%	03/31/18	1,248	1,258,323
Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,606	2,627,396
Consolidated Communications, Inc.,
Extended Term Loan B	4.21%	12/31/17	1,194	1,197,706
Term Loan B3	5.25%	12/31/18	7,576	7,677,892
Cricket Communications, Inc., Term Loan	4.75%	10/10/19	1,518	1,527,550
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	6,402	6,338,455
Genesys Telecom Holdings, U.S., Inc., Term Loan B	4.00%	02/08/20	1,142	1,151,048
Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	2,466	2,476,688
Level 3 Communications, Inc.,
Term Loan	4.75%	08/01/19	9,153	9,244,083
Term Loan B	5.25%	08/01/19	4,919	4,986,609
MetroPCS Wireless, Inc., Term Loan B	4.00%	03/17/18	13,229	13,290,005
NTELOS Inc., Term Loan B	5.75%	11/09/19	6,074	5,954,334
Securus Technologies, Inc.,
Add on Term Loan	6.50%	05/31/17	956	956,301
Term Loan	6.50%	05/31/17	1,861	1,863,290
Syniverse Holdings, Inc., Delayed Draw Term Loan(c)	0.00%	04/23/19	5,108	5,107,754
TNS, Inc.,
First Lien Term Loan	5.00%	02/14/20	1,664	1,663,834
Second Lien Term Loan	9.00%	08/14/20	146	146,508
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,198	3,201,524
West Corp., Revolver Loan(c)	0.00%	01/15/16	2,633	2,369,528
Windstream Corp., Term Loan B4	3.50%	01/23/20	2,651	2,674,942
				88,853,379

Utilities–4.05%
AES Corp. (The), Term Loan B	5.00%	06/01/18	800	804,890
Calpine Corp.,
Term Loan	4.00%	04/02/18	584	589,258
Term Loan B3	4.00%	10/09/19	7,454	7,525,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities–(continued)
LSP Madison Funding LLC, Term Loan	5.50%	06/28/19	$1,908	$1,945,803
NSG Holdings LLC, Term Loan	4.75%	12/11/19	783	798,318
Star West Generation LLC, Term Loan B	6.00%	05/17/18	4,458	4,481,609
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.73%	10/10/17	10,251	7,030,414
Term Loan	3.73%	10/10/14	16,407	11,858,356
TPF Generation Holdings LLC, Second Lien Term Loan C	4.56%	12/15/14	2,609	2,608,663
				37,642,474
Total Variable Rate Senior Loan Interests				1,105,005,644

Bonds and Notes–12.63%
Air Transport–0.76%
Air Lease Corp.	7.38%	01/30/19	5,545	5,933,498
Continental Airlines, Inc.(h)	6.75%	09/15/15	1,110	1,171,050
				7,104,548

Automotive–0.28%
Goodyear Tire & Rubber Co. (The)	6.50%	03/01/21	1,638	1,672,808
HDTFS Inc.(h)	5.88%	10/15/20	923	964,535
				2,637,343

Business Equipment & Services–0.33%
First Data Corp.(h)	6.75%	11/01/20	2,932	3,019,960

Cable & Satellite Television–0.88%
Lynx II Corp.(h)	5.38%	04/15/21	200	206,000
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.63%	07/01/20	1,116	1,205,253
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21	5,862	6,462,855
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22	263	286,164
				8,160,272

Chemicals & Plastics–1.07%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	2,165	2,148,762
Hexion Specialty Chemicals, Inc.(h)	6.63%	04/15/20	6,793	6,742,052
Ineos Holdings Ltd.(h)	8.38%	02/15/19	367	402,783
Ineos Holdings Ltd.(h)	7.50%	05/01/20	234	253,305
Taminco Global Chemical Corp.(h)	9.75%	03/31/20	337	374,070
				9,920,972

Containers & Glass Products–2.30%
Ardagh Glass Finance (Ireland)(h)	7.00%	11/15/20	1,088	1,094,800
Ardagh Glass Finance (Ireland)(h)	4.88%	11/15/22	653	646,470
Berry Plastics Group, Inc.(i)	5.05%	02/15/15	6,240	6,241,560
Reynolds Group Holdings Inc.	7.88%	08/15/19	2,274	2,521,297
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,172	3,481,270
Reynolds Group Holdings Inc.	5.75%	10/15/20	7,188	7,439,580
				21,424,977

Ecological Services & Equipment–0.08%
Environmental Systems Products Holdings, Inc.	16.00%	12/31/19	759	755,393

Food Products–0.05%
Chiquita Brands LLC(h)	7.88%	02/01/21	487	496,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Forest Products–0.33%
Verso Paper Holding LLC	11.75%	01/15/19	$2,428	$2,564,575
Verso Paper Holding LLC(h)	11.75%	01/15/19	440	464,750
				3,029,325

Healthcare–1.60%
Accellent Inc.	8.38%	02/01/17	3,441	3,656,062
Accellent Inc.	10.00%	11/01/17	1,208	1,066,060
Apria Healthcare Group, Inc.	11.25%	11/01/14	6,167	6,374,792
Biomet Inc.(h)	6.50%	08/01/20	704	749,760
DJO Finance LLC	8.75%	03/15/18	2,058	2,274,090
Kindred Healthcare, Inc.	8.25%	06/01/19	808	808,000
				14,928,764

Lodging & Casinos–0.09%
Chester Downs & Marina LLC(h)	9.25%	01/15/20	838	808,670

Nonferrous Metals & Minerals–0.16%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,400	1,438,500

Oil & Gas–0.24%
NGPL PipeCo LLC(h)	9.63%	06/01/19	1,174	1,367,710
Tervita Corp. (Canada)(h)	8.00%	11/15/18	831	861,665
				2,229,375

Radio & Television–1.27%
Clear Channel Communications, Inc.(h)	9.00%	12/15/19	4,772	4,461,820
Univision Communications Inc.(h)	6.75%	09/15/22	6,796	7,356,670
				11,818,490

Retailers (except Food & Drug)–0.35%
Claire’s Stores, Inc.(h)	9.00%	03/15/19	2,170	2,411,412
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost 2,327,543)(f)	10.00%	06/14/19	821	821,026
				3,232,438

Telecommunications–1.06%
Goodman Networks, Inc.(h)	12.13%	07/01/18	4,200	4,683,000
Wind Acquisition Finance S.A. (Italy)(h)	7.25%	02/15/18	2,393	2,476,755
Windstream Corp.	7.50%	06/01/22	2,565	2,712,488
Windstream Corp.(h)	6.38%	08/01/23	22	21,670
				9,893,913

Utilities–1.78%
Calpine Corp.(h)	7.88%	01/15/23	1	558
Calpine Corp.(h)	7.50%	02/15/21	6,236	6,781,649
NRG Energy Inc.	7.63%	05/15/19	7,920	8,533,800
NRG Energy Inc.(h)	6.63%	03/15/23	1,191	1,268,415
				16,584,422
Total Bonds and Notes				117,483,493

Structured Products–5.62%
Apidos Cinco CDO Ltd. (Cayman Islands)(i)	4.54%	05/14/20	772	710,657
Apidos IX CDO Ltd. (Cayman Islands)(h)(i)	6.80%	07/15/23	2,154	2,147,643
Apidos Quattro CDO Ltd. (Cayman Islands)(h)(i)	3.90%	01/20/19	1,040	922,868
Apidos X CDO Ltd. (Cayman Islands)(h)(i)	6.73%	10/30/22	2,846	2,818,233
Apidos XI CDO Ltd.(h)(i)	5.25%	01/17/23	3,968	3,719,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ares XI CLO Ltd.(h)(i)	3.31%	10/11/21	$1,851	$1,726,223
Atrium IV CDO Corp.(h)	9.18%	06/08/19	268	274,948
Columbus Nova CLO Ltd.(h)(i)	3.89%	05/16/19	1,431	1,265,435
Columbus Nova CLO Ltd.(i)	3.89%	05/16/19	894	790,565
Flagship CLO VI Corp.(h)(i)	5.06%	06/10/21	755	691,209
Flagship CLO VI Corp.(i)	5.06%	06/10/21	2,565	2,346,773
Four Corners CLO II, Ltd.(i)	2.15%	01/26/20	108	98,474
Four Corners CLO II, Ltd.(h)(i)	2.15%	01/26/20	324	295,422
Genesis CLO Ltd.(h)(i)	6.81%	10/10/14	2,254	2,290,317
Gramercy Park CLO Ltd.(h)(i)	6.18%	07/17/23	4,004	3,829,732
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(h)(i)	3.90%	04/24/21	1,009	892,923
ING Investment Management CLO III, Ltd.(h)(i)	3.80%	12/13/20	3,038	2,676,872
ING Investment Management CLO III, Ltd.(h)(i)	6.15%	10/15/22	1,026	1,007,023
ING Investment Management CLO IV, Ltd. (Cayman Islands)(h)(i)	4.55%	06/14/22	437	391,129
ING Investment Management CLO IV, Ltd.(h)(i)	5.75%	10/15/23	3,875	3,754,506
KKR Financial CLO Ltd.(h)(i)	5.50%	12/15/24	4,025	3,897,418
Madison Park Funding IV Ltd.(h)(i)	3.91%	03/22/21	3,176	2,938,987
Pacifica CDO VI, Ltd.(h)(i)	4.04%	08/15/21	1,247	1,106,870
Sierra CLO II Ltd.(i)	3.80%	01/22/21	1,829	1,509,034
Silverado CLO II Ltd.(h)(i)	4.05%	10/16/20	2,210	1,943,218
Slater Mill Loan Fund, L.P.(h)(i)	5.79%	08/17/22	2,085	2,026,754
Symphony CLO IX, Ltd.(h)(i)	5.30%	04/16/22	4,258	3,967,244
Symphony CLO VIII, Ltd.(h)(i)	6.06%	01/09/23	2,317	2,254,014
Total Structured Products				52,293,512

			Shares

Common Stocks & Other Equity Interests–1.31%
Building & Development–0.42%
Axia Acquisition Corp.(e)(g)(h)			595	1,488,675
Building Materials Holding Corp.(g)(h)			923,526	1,431,465
Lake at Las Vegas Joint Venture, LLC, Class A, (Acquired 07/15/10; Cost $7,937,680)(g)(h)			780	0
Lake at Las Vegas Joint Venture, LLC, Class B, (Acquired 07/15/10; Cost $93,970)(g)(h)			9	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			39	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			54	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			60	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			67	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(h)			76	0
Newhall Holding Co., LLC Class A,(g)(h)			343,321	514,982
WCI Communities, Inc.(g)(h)			6,756	472,920
				3,908,042

Business Equipment & Services–0.00%
Comdisco Holding Co., Inc.(g)(h)			7	34

Chemicals & Plastics–0.03%
Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11; Cost $0)(h)			180	312,751

Conglomerates–0.09%
Euramax International, Inc.(g)(h)			4,207	872,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Income Trust

	Shares	Value
Cosmetics & Toiletries–0.12%
Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974)(g)(h)	2,023,400	$1,092,636
Marietta Intermediate Holding Corp. Wts. expiring 02/20/19 (Acquired 12/22/04; Cost $0)(g)(h)	247,917	0
		1,092,636

Ecological Services & Equipment–0.04%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0)(g)(h)	9,333	342,521

Financial Intermediaries–0.00%
RJO Holdings Corp.(g)(h)	1,482	14,816
RJO Holdings Corp. Class A(g)(h)	1,142	571
RJO Holdings Corp. Class B(g)(h)	1,667	833
		16,220

Home Furnishings–0.04%
Generation Brands LLC (Acquired 01/29/10; Cost $0)(h)	4,863	0
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(g)(h)	27,462	362,773
		362,773

Leisure Goods, Activities & Movies–0.04%
MEGA Brands Inc. (Canada)(g)	27,683	316,492

Lodging & Casinos–0.34%
Twin River Worldwide Holdings, Inc., Class A(g)(h)	134,134	2,892,331
Twin River Worldwide Holdings, Inc., Class B(g)(h)	1,250	250,000
		3,142,331

Oil & Gas–0.00%
Vitruvian Exploration LLC(g)(h)	40,110	10,028

Publishing–0.17%
Affiliated Media, Inc.(g)(h)	46,746	607,693
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,251,821)(e)(g)(h)	5,882	0
Endurance Business Media, Inc. Class A(e)(g)(h)	8,863	88,633
F&W Media, Inc.(g)(h)	15,519	1,940
F&W Media, Inc., Wts. expiring 06/09/14(g)(h)	2,291	287
MC Communications, LLC (Acquired 07/02/09; Cost $0)(g)(h)	333,084	0
SuperMedia, Inc.(g)(h)	2,333	9,425
Tribune Co.(g)	16,474	873,122
		1,581,100

Radio & Television–0.02%
AR Broadcasting, LLC, Wts. expiring 02/15/18(g)(h)	768	207,487
Cumulus Media Holdings, Inc., Wts. expiring 06/29/19, (Acquired 01/14/10; Cost $0)(g)(h)	7,614	15,989
		223,476

Telecommunications–0.00%
CTM Media Holdings Inc., Class B(g)	127	6,985
Total Common Stocks & Other Equity Interests		12,188,362

Preferred Stocks–0.05%
Ecological Services & Equipment–0.04%
Environmental Systems Products Holdings, Inc.(h)	2,136	388,453

Financial Intermediaries–0.00%
RJO Holdings Corp.	324	24,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Income Trust

	Shares	Value
Utilities–0.01%
Genie Energy Ltd.(g)	7,632	$55,713
Total Preferred Stocks		469,149

Money Market Funds–0.33%
Liquid Assets Portfolio–Institutional Class(j)	1,516,894	1,516,894
Premier Portfolio–Institutional Class(j)	1,516,895	1,516,895
Total Money Market Funds		3,033,789
TOTAL INVESTMENTS–138.70% (Cost $1,317,499,671)		1,290,473,949
BORROWINGS–(22.25)%		(207,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(13.44)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES–(3.01)%		(28,038,969)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$930,434,980

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
DIP	– Debtor-in-possession
LOC	– Letter of Credit
PIK	– Payment in Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and interest payments. The aggregate value of these securities at February 28, 2013 was $3,046,796, which represented 0.33% of the Trust’s Net Assets.
(e)	Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Trust owns 5% or more of the outstanding voting securities or a company which is under common ownership or control. See Note 5.
(f)	All or a portion of this security is Payment-in-Kind.
(g)	Non-income producing securities acquired through the restructuring of senior loans.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the“1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $115,258,157, which represented 12.39% of the Trust’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(j)	The money market fund and the Trust are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Income Trust

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,285,186,836)	$1,278,811,460
Investments in affiliates, at value (Cost $32,312,835)	11,662,489
Total investments, at value (Cost $1,317,499,671)	1,290,473,949
Cash	14,248,747
Cash segregated as collateral	1,233,803
Receivable for:
Investments sold	33,407,933
Interest and fees	7,667,252
Investments matured	5,858,592
Deferred offering costs	1,100,607
Other assets	273,602
Total assets	1,354,264,485

Liabilities:
Variable rate term preferred shares, at liquidation value ($0.01 par value, 1,250 issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	207,000,000
Investments purchased	89,431,450
Income distributions	44,212
Accrued fees to affiliates	336
Accrued other operating expenses	629,303
Upfront commitment fees	1,585,740
Accrued interest expense	138,464
Total liabilities	423,829,505
Net assets applicable to common shares outstanding	$930,434,980

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,579,184,174
Undistributed net investment income	(6,878,959)
Undistributed net realized gain (loss)	(587,459,784)
Unrealized appreciation (depreciation)	(54,410,451)
$930,434,980

Shares outstanding, no par value, with an unlimited number of shares authorized:
Common shares outstanding	179,999,900
Net asset value per common share	$5.17
Market value per common share	$5.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Income Trust

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$74,340,538
Interest and dividends from affiliates	841,830
Dividends (net of foreign withholding taxes of $5,195)	936,081
Other income	4,200,117
Total investment income	80,318,566

Expenses:
Advisory fees	10,636,656
Administrative services fees	2,502,742
Custodian fees	410,375
Interest, facilities and maintenance fees	3,678,461
Transfer agent fees	20,402
Trustees’ and officers’ fees and benefits	80,213
Other	1,205,425
Total expenses	18,534,274
Less: Fees waived and expense offset arrangement(s)	(8,297)
Net expenses	18,525,977
Net investment income	61,792,589

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	7,970,308
Swap agreements	195,742
8,166,050
Change in net unrealized appreciation (depreciation) of:
Investment securities	43,656,691
Swap agreements	(141,527)
43,515,164
Net realized and unrealized gain	51,681,214
Net increase in net assets resulting from operations	113,473,803
Distributions to auction rate preferred shareholders from net investment income	(2,614,633)
Net increase in net assets from operations applicable to common shares	$110,859,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$61,792,589	$55,220,580
Net realized gain (loss)	8,166,050	(16,607,090)
Change in net unrealized appreciation (depreciation)	43,515,164	(7,790,923)
Net increase in net assets resulting from operations	113,473,803	30,822,567
Distributions to auction rate preferred shareholders from net investment income	(2,614,633)	(3,436,251)
Net increase in net assets from operations applicable to common shareholders	110,859,170	27,386,316
Distributions to common shareholders from net investment income	(60,119,967)	(52,289,971)
Net increase (decrease) in net assets applicable to common shares	50,739,203	(24,903,655)

Net assets applicable to common shares:
Beginning of year	879,695,777	904,599,432
End of year (includes undistributed net investment income of $(6,878,959) and $(6,726,708), respectively)	$930,434,980	$879,695,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Income Trust

Statement of Cash Flows

For the year ended February 28, 2013

Cash provided by operating activities:
Net increase in net assets from operations applicable to common shares	$110,859,170

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,357,106,479)
Proceeds from sales of investments	1,379,142,419
Net change in unrealized appreciation (depreciation) on swap agreements	29,027
Net change in upfront commitment fees	429,849
Amortization of loan fees	2,466,280
Increase in receivables and other assets	(5,756,130)
Accretion of discount	(7,839,682)
Increase in accrued expenses and other payables	373,605
Net change in unrealized appreciation on investment securities	(43,656,691)
Net realized gain from investment securities	(7,970,308)
Net cash provided by operating activities	70,971,060

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(60,149,746)
Net proceeds from and repayment of borrowings	51,000,000
Increase in VRTP Shares, at liquidation value	125,000,000
Cash payments for offering costs	(1,059,351)
Net payments for the redemption of auction rate preferred shares	(200,000,000)
Net cash provided by (used in) financing activities	(85,209,097)
Net increase (decrease) in cash and cash equivalents	(14,238,037)
Cash and cash equivalents at beginning of period	31,520,573
Cash and cash equivalents at end of period	$17,282,536

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,283,105

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Senior Income Trust, formerly Invesco Van Kampen Senior Income Trust (the “Trust”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Prior to August 27, 2012, the Trust was organized as a Massachusetts business trust.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

24                         Invesco Senior Income Trust

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

25                         Invesco Senior Income Trust

E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares (“ARPS”) and floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
J.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
K.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
L.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Trust to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Trust’s NAV over specific periods of time. If the Trust were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount

26                         Invesco Senior Income Trust

of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the designation of collateral by the counterparty to cover the Trust’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Trust’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.
O.	Other Risks — The Trust may invest all or substantially all of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser had contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.07%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement terminated on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

27                         Invesco Senior Income Trust

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $5,539.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2013, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,020,671,435	$84,334,209	$1,105,005,644
Bonds & Notes	—	116,662,467	821,026	117,483,493
Structured Products	—	52,293,512	—	52,293,512
Equity Securities	4,295,561	8,689,118	2,706,621	15,691,300
Total Investments	$4,295,561	$1,198,316,532	$87,861,856	$1,290,473,949

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the year ended February 28, 2013:

	Beginning Balance, as of February 29, 2012	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net change in unrealized appreciation/ (depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 28, 2013
Variable Rate Senior Loan Interests	$—	$100,986,298	$(8,674,915)	$152,559	$(10,333)	$(25,216,443)	$17,097,043	$—	$84,334,209

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service.

Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period.

A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

28                         Invesco Senior Income Trust

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements*
Realized Gain
Credit risk	$195,742
Change in Unrealized Appreciation (Depreciation)
Credit risk	(141,527)
Total	$54,215

*	The average notional value of swap agreements outstanding during the period was $273,973.

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2013.

	Value 02/29/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/13	Interest Income
Axia Acquisition Corp. — Second Lien Term Loan A	$680,040	$68,096	$—	$240,380	$—	$988,516	$79,023
Axia Acquisition Corp. — Second Lien Term Loan B	1,198,633	—	—	441,096	—	1,639,729	97,222
Axia Acquisition Corp. — Common Shares	1,488,675	—	—	—	—	1,488,675	—
Axia Acquisition Corp. — Revolver Loan	1,804,256	—	—	20,620	—	1,824,876	20,907
Cygnus Business Media, Inc. — Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc. — Term Loan	1,771,501	—	(43,214)	185,738	251	1,914,276	411,707
Endurance Business Media, Inc. — Common Shares	88,633	—	—	—	—	88,633	—
Endurance Business Media, Inc. — First Lien Term Loan	865,245	—	(41,007)	(127,385)	(12,858)	683,995	226,640
Total	$7,896,983	$68,096	$(84,221)	$760,449	$(12,607)	$8,628,700	$835,499

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Trust received credits from this arrangement, which resulted in the reduction of the Trust’s total expenses of $2,758.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2013, the Trust paid legal fees of $599,806 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is of counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 8—Cash Balances and Borrowings

Effective August 27, 2012, the Trust entered into a $350 million revolving credit and security agreement which will expire on August 14, 2013. The revolving credit agreement is secured by the assets of the Trust. Prior to August 27, 2012, the Trust had entered into a $300 million revolving credit and security agreement.

During the year ended February 28, 2013, the average daily balance of borrowings under the revolving credit and security agreement was $189,953,297 with a weighted interest rate of 1.22%. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

29                         Invesco Senior Income Trust

NOTE 9—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 28, 2013. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower		Principal Amount	Value
AMF Bowling Worldwide, Inc.	Term Loan	$64,780	$64,780
Aveos Fleet Performance Inc.	Revolver	69,324	65,338
Axia Acquisition Corp.	Revolver	2,062,007	1,824,876
Boyd Gaming Corp.	Revolver	1,108,807	1,077,389
Delta Air Lines, Inc.	Revolver	5,651,959	5,223,370
Education Management LLC	Extended Revolver	3,000,000	2,397,390
GateHouse Media, Inc.	Revolver	1,000,000	850,000
Lake at Las Vegas Joint Venture, LLC	Revolver	16,242	8,933
MediMedia USA, Inc.	Extended Revolver	366,991	331,661
Realogy Corp.	Revolver	1,988,650	1,978,707
Reynolds Group Holdings Inc.	Revolver	5,534,362	5,530,903
Surgical Care Affiliates, Inc.	Extended Revolver	3,000,000	2,820,000
Syniverse Holdings, Inc.	Term Loan	5,107,754	5,107,754
West Corp.	Revolver	2,632,809	2,369,528
		$31,603,685	$29,650,629

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$63,365,449	$55,726,222

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$5,969,216
Net unrealized appreciation (depreciation) — investments	(40,235,482)
Net unrealized appreciation (depreciation) — investments matured	(27,384,729)
Post-October deferrals	(3,476,635)
Capital loss carryforward	(583,621,564)
Shares of beneficial interest	1,579,184,174
Total net assets	$930,434,980

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

30                         Invesco Senior Income Trust

The Trust utilized $1,075,790 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$6,730,384	$—	$6,730,384
February 28, 2015	11,934,630	—	11,934,630
February 29, 2016	17,612,397	—	17,612,397
February 28, 2017	121,546,728	—	121,546,728
February 28, 2018	316,566,788	—	316,566,788
February 28, 2019	81,508,885	—	81,508,885
Not subject to expiration	—	27,721,752	27,721,752
	$555,899,812	$27,721,752	$583,621,564

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2013 was $1,325,261,266 and $1,385,489,676, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$44,177,117
Aggregate unrealized (depreciation) of investment securities	(84,412,599)
Net unrealized appreciation (depreciation) of investment securities	$(40,235,482)

Cost of investments for tax purposes is $1,330,709,431.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, patnerships and sales of bonds with premium, on February 28, 2013, undistributed net investment income was increased by $789,760, undistributed net realized gain (loss) was increased by $2,131,073 and shares of beneficial interest was decreased by $2,920,833. This reclassification had no effect on the net assets of the Trust.

NOTE 13—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended
	February 28, 2013	February 29, 2012
Beginning Shares	179,999,900	179,999,900
Shares Issued Through Dividend Reinvestment	—	—
Ending Shares	179,999,900	179,999,900

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 14—Auction Rate Preferred Shares

The Trust is authorized to issue Auction Rate Preferred Shares (“ARPS”). From August 20, 2012 through November 16, 2012, the Trust redeemed all of its outstanding ARPS at their respective liquidation preference, including accrued and unpaid dividends, if any, through redemption date. The redemptions were funded with cash and proceeds received from the issuance of VRTP Shares

Historically, the Trust paid annual fees equivalent to 0.25% of the ARPS liquidation value for the remarketing efforts associated with the auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. These fees were terminated on November 16, 2012 when the last of the Trust’s outstanding ARPS were redeemed. These fees are included as a component of Interest, facilities and maintenance fees expense on the Statement of Operations.

31                         Invesco Senior Income Trust

Dividends on the ARPS, which are cumulative, are reset through auction procedures.

Series	Range of Dividend Rates†
M	1.688-2.700%
T	1.688-2.700
W	1.688-2.700
TH	1.688-2.700
F	1.688-2.700

†	For the period March 1, 2012 through November 16, 2012.

The Trust was subject to certain restrictions relating to the ARPS. Failure to comply with these restrictions could have precluded the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of ARPS at liquidation value.

Beginning February 12, 2008 and continuing through November 16, 2012, all series of ARPS of the Trust were not successfully remarketed. As a result, the dividend rates of these ARPS were reset to the maximum applicable rate.

Transactions in ARPS were as follows:

	Series M		Series T		Series W		Series TH		Series F
	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Outstanding at February 29, 2012	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000	1,600	$40,000,000
Shares redeemed	(1,600)	(40,000,000)	(1,600)	(40,000,000)	(1,600)	(40,000,000)	(1,600)	(40,000,000)	(1,600)	(40,000,000)
Outstanding at February 28, 2013	—	$—	—	$—	—	$—	—	$—	—	$—

NOTE 15—Variable Rate Term Preferred Shares

On October 26, 2012, the Trust issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2015/11-VVR C-1 (the “C-1 Series”), (ii) 2015/11-VVR C-2 (the “C-2 Series”), (iii) 2015/11-VVR C-3 (the “C-3 Series”), (iv) 2015/11-VVR C-4 (the “C-4 Series”) and (v) 2015/11-VVR L-1 (the “L-1 Series”), with a liquidation preference of $100,000 per share pursuant to an offering exempt from registration under the Securities Act of 1933. Proceeds from the issuance of VRTP Shares on October 26, 2012 were used to redeem all of the Trust’s outstanding ARPS. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Trust is required to redeem all outstanding VRTP Shares on November 2, 2015, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Weighted average interest rate paid or payable by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Weighted average interest rate paid or payable by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Weighted average interest rate paid or payable by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Weighted average interest rate paid or payable by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average liquidation value outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 28, 2013 were $125,000,000 and 1.44%, respectively.

The Trust is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation value.

For financial reporting purposes, the liquidation value of VRTP Shares, which are considered debt of the Trust, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

32                         Invesco Senior Income Trust

NOTE 16—Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At February 28, 2013, there were no Senior Loans purchased by the Trust on a participation basis.

NOTE 17—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2013:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2013	$0.0305	March 11, 2013	March 28, 2013
April 1, 2013	$0.0305	April 11, 2013	April 30, 2013

33                         Invesco Senior Income Trust

NOTE 18—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended February 28, 2013		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
							2010		2009		2008
Net asset value per common share, beginning of period	$4.89		$5.03		$4.65		$3.98		$6.47		$8.06
Net investment income(a)	0.34		0.31		0.17		0.29		0.41		0.80
Net gains (losses) on securities (both realized and unrealized)	0.28		(0.14)		0.39		0.72		(2.46)		(1.57)
Distributions paid to preferred shareholders from net investment income	(0.01)		(0.02)		(0.01)		(0.03)		(0.05)		(0.18)
Total from investment operations	0.61		0.15		0.55		0.98		(2.10)		(0.95)
Dividends from net investment income	(0.33)		(0.29)		(0.17)		(0.29)		(0.39)		(0.64)
Return of capital	—		—		—		(0.02)		—		—
Total dividends and distributions paid to common shareholders	(0.33)		(0.29)		(0.17)		(0.31)		(0.39)		(0.64)
Net asset value per common share, end of period	$5.17		$4.89		$5.03		$4.65		$3.98		$6.47
Market value per common share, end of period	$5.57		$4.69		$5.01		$4.65		$3.59		$5.49
Total return at net asset value(b)	12.93%		3.48%		12.14%
Total return at market value(c)	26.86%		(0.35)%		11.70%		38.95%		(26.06)%		(24.32)%
Net assets applicable to common shares, end of period (000’s omitted)	$930,435		$879,696		$904,599		$836,919		$717,102		$1,165,175
Portfolio turnover rate(d)	103%		94%		50%		57%		37%		46%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratios of expenses:
With fee waivers and/or expense reimbursements	2.06	%(e)	2.00	%(f)	2.14	%(f)(g)	2.28	%(f)(h)	3.69	%(f)	3.52	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.65	%(e)	1.69	%(f)	1.72	%(f)(g)	1.89	%(f)(h)	2.96	%(f)	2.26	%(f)
Without fee waivers and/or expenses reimbursements	2.06	%(e)
Ratio of net investment income before preferred share dividends	6.86	%(e)	6.35%		6.16	%(g)	6.38	%(h)	10.73%		11.11%
Preferred share dividends	0.29	%(e)	0.39%		0.41	%(g)	0.61%		1.37%		2.44%
Ratio of net investment income after preferred share dividends	6.57	%(e)	5.96%		5.75	%(g)	5.77	%(h)	9.36%		8.67%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$200,000		$200,000		$200,000		$350,000		$350,000
Total borrowings (000’s omitted)	$207,000		$156,000		$214,000		$230,000		$38,000		$551,000
Asset coverage per $1,000 unit of senior indebtedness(i)	$6,099		$7,921		$6,162		$5,509		$29,083		$3,750
Asset coverage per preferred share(j)	$844,348		$134,962		$138,075		$129,620		$76,225		$108,236
Liquidating preference per preferred share	$100,000		$25,000		$25,000		$25,000		$25,000		$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average net assets applicable to common shares (000’s omitted) of $900,445.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	Annualized.
(h)	Subsequent to issuance of its July 31, 2010 financial statements, the Trust identified an error solely related to the expense and net investment income ratios included within the financial highlights for the fiscal year ended July 31, 2010. The financial highlights above reflect the revised ratios.
(i)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares and borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(j)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing by the total number of preferred shares outstanding.

34                         Invesco Senior Income Trust

NOTE 19—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint was filed on behalf of Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”). The Plaintiffs alleged that Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which they alleged were trading at a discount from market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $105,560 in expenses relating to these matters during the year ended February 28, 2013.

Also, the Trust is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Funds in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them, which was about $4,350,781. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. The First Lienholders’ appeal was stayed pending a decision by the Eleventh Circuit. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeals of the Transeastern Lenders and the First Lienholders, including additional liability issues being asserted by the First Lien Lenders, are currently pending before the District Court.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

35                         Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Senior Income Trust (formerly known as Invesco Van Kampen Senior Income Trust; hereafter referred to as the “Trust”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the periods ended July 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 29, 2013

Houston, Texas

36                         Invesco Senior Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	1.35%
Corporate Dividends Received Deduction*	1.30%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

37                         Invesco Senior Income Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. Since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	137	Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy; Trustee/Managing General Partner of funds in the Fund Complex
Independent Trustees
David C. Arch — 1945 Trustee	1998	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Jerry D. Choate — 1938 Trustee	2006	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company
Linda Hutton Heagy — 1948 Trustee	2006	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago
[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2006	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures
Hugo F. Sonnenschein — 1940 Trustee	1998	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2006	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977)	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Senior Income Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, The Invesco Van Kampen Closed-End Funds	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom , LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Senior Income Trust

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, Rl 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s
Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-08743 VK-CE-SINC-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$68,500	N/A	$65,300	N/A
Audit-Related Fees(2)	$6,500	0%	$0	0%
Tax Fees(3)	$6,300	0%	$8,700	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$81,300	0%	$74,000	0%

PWC billed the Registrant aggregate non-audit fees of $12,800 for the fiscal year ended February 28, 2013, and $8,700 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to line of credit compliance procedures.
(3)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES – RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

March 2012	I.2 - 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

March 2012	I.2 - 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

March 2012	I.2 - 3

•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

March 2012	I.2 - 4

•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

March 2012	I.2 - 5

VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are often difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case, Invesco votes such proposals on a case-by-case basis.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

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“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

March 2012	I.2 - 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•

Philip Yarrow, Portfolio Manager, who has been responsible for the Trust since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2013:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Senior Income Trust
Thomas Ewald	None	N/A	$100,001-$500,000
Philip Yarrow	None	N/A	$10,001-$50,000

[1]

This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

[2]

This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

[3]	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2013:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Senior Income Trust
Thomas Ewald	2	$2,645.9	None	None	None	None
Philip Yarrow	2	$2,650.6	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

[4]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco[6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.
Invesco- Invesco Real Estate 6,[7]	Not applicable
Invesco Senior Secured 6,[8]

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

[5]	Rolling time periods based on calendar year-end.
[6]

Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[7]

Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[8]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[9]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appopriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Income Trust

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.